UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                              Hercules Incorporated
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               (Name of Registrant as Specified In Its Charter)

                                       N/A
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

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      2)  Aggregate number of securities to which transaction applies:

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      3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)  Proposed maximum aggregate value of transaction:

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      5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      1)  Amount Previously Paid:

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      2)  Form, Schedule or Registration Statement No.:

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      3)  Filing Party:

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      4)  Date Filed:

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[HERCULES LOGO]



                   IMPORTANT NOTICE FROM HERCULES INCORPORATED

                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 24, 2001



Dear HERCULES Incorporated Shareholder:

Since the 2001 annual meeting of shareholders of Hercules Incorporated has evolved into a proxy fight, shareholders are reminded that the ONLY way to vote their shares is by returning a proxy card. TELEPHONE, INTERNET AND PROXY EDGE VOTING METHODS ARE NOT AVAILABLE FOR THIS MEETING. We therefore encourage you to vote promptly and to return your WHITE proxy card in the enclosed envelope.

REMEMBER, IF YOU DO NOT MAIL A PROXY CARD YOUR SHARES WILL NOT BE VOTED NOR WILL YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING.

If you have previously returned ISP's blue proxy card you can revoke your vote at any time by SIGNING, DATING, AND RETURNING HERCULES' WHITE PROXY CARD. The tabulation agent will only vote the latest dated and properly signed proxy card.

Please keep in mind, that the tabulation agent must receive proxy cards before the meeting date of May 24, 2001 in order to be counted. DO NOT DELAY: VOTE AND MAIL YOUR WHITE PROXY CARD TODAY IN THE ENCLOSED ENVELOPE.

If you need another copy of the proxy statement or have any questions, please contact our proxy solicitor, MacKenzie Partners, Inc., toll free at (800) 322-2885 or (212) 929-5500 (call collect).

Sincerely,


Hercules Incorporated